UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 28, 2006



                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                 1-9566                     95-4087449
       --------                 ------                     ----------
(State of Incorporation) (Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California                 90401-1490
  ------------------------------------------------                 ----------
      (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                           Total number of pages is 4

                         Index to Exhibits is on Page 3

ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of and for the period ended July 31, 2006 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.


ITEM 9.01.  Financial Statements and Exhibits.

     (d)    Exhibits

            99.1 Monthly Financial Data as of and for the period ended July 31, 2006 (Unconsolidated)



                              S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.


Dated: August 28, 2006              By: /s/ Douglas J. Goddard
                                            ----------------------
                                            Douglas J. Goddard
                                            Chief Financial Officer

                                INDEX TO EXHIBITS




Exhibit                                                             Page

99.1     Monthly Financial Data as of and
            for the period ended July 31, 2006                       4

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                                                            EXHIBIT 99.1

                                                   First Federal Bank of California
                                      MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                                              Unaudited
                                                       (Dollars in thousands)

                                            As of, for      As of, for       As of, for      As of, for the      As of, for the
                                            the month       the month        the month       7 months            7 months
                                            ended           ended            ended           ended               ended
                                            July 31,        June 30,         July 31,        July 31,            July 31,
                                            2006            2006             2005            2006                2005
                                            ----            ----             ----            ----                ----

Cash and investment securities         $    464,307    $    391,568     $    235,339    $    464,307        $    235,339
Total mortgage-backed securities       $     63,767    $     64,791     $     83,814    $     63,767        $     83,814
Total assets                           $ 10,191,306    $ 10,254,669     $  9,439,637    $ 10,191,306        $  9,439,637

LOANS:
Total loans, net                       $  9,420,577    $  9,463,861     $  8,856,756    $  9,420,577        $  8,856,756

Loans originated/purchased:
  Single family loans                  $    153,953    $    152,979     $    298,217    $  1,312,259        $  2,575,962
  Multi-family loans                         18,980          22,052           36,633         156,541             322,305
  Commercial real estate loans                   --           1,029            1,931          11,057              30,753
  Other                                       6,344           1,522            1,355          23,647              26,908
                                           ---------       ---------        ---------      ----------          ----------
                                       $    179,277    $    177,582     $    338,136    $  1,503,504        $  2,955,928
                                           =========       =========        =========      ==========          ==========


Percentage of ARMs originated:                  100%            100%             100%            100%                100%


Loan repayments:
  Single family loans                  $    216,570    $    190,864     $    140,215    $  1,320,088        $    699,454
  Multi-family and
   commercial real estate loans              29,409          27,336           28,667         209,303             224,383
  Other                                         564           2,447            2,910          26,604              28,710
                                           ---------       ---------        ---------      ----------          ----------
                                       $    246,543    $    220,647     $    171,792    $  1,555,995        $    952,547
                                           =========       =========        =========      ==========          ==========

Loans sold                             $      4,065    $     78,129     $         --    $    189,328        $         --

Percentage of portfolio in
   adjustable rate loans                      96.68%          96.68%           94.63%          96.68%              94.63%
Non-performing assets
   to total assets ratio                       0.09%           0.07%            0.09%           0.09%               0.09%

BORROWINGS:
Federal Home Loan Bank Advances        $  2,488,000    $  2,909,000     $  3,477,900    $  2,488,000        $  3,477,900
Reverse repurchase agreements          $  1,000,000    $  1,000,000     $  1,218,978    $  1,000,000        $  1,218,978


DEPOSITS:
Retail deposits                        $  2,703,720    $  2,692,499     $  2,540,898    $  2,703,720        $  2,540,898
Wholesale deposits                        3,148,620       2,841,630        1,562,924       3,148,620           1,562,924
                                         -----------     -----------      -----------     -----------         -----------
                                       $  5,852,340    $  5,534,129     $  4,103,822    $  5,852,340        $  4,103,822
                                         ===========     ===========      ===========     ===========         ===========

Net increase (decrease)                $    318,211    $    189,701     $     95,356    $  1,467,286        $    318,927

AVERAGE INTEREST RATES (CONSOLIDATED):
--------------------------------------
Yield on loans                                 7.33% (1)       7.39%  (1)       5.54% (1)       6.93% (1)           5.14% (1)
Yield on investments                           5.36% (2)       5.17%  (2)       3.91% (2)       5.00% (2)           3.75% (2)
Yield on earning assets                        7.21%           7.26%            5.46%           6.82%               5.06%
Cost of deposits                               4.20%           4.02%            2.37%           3.74%               2.04%
Cost of borrowings                             5.15%           5.07%            3.32%           4.69%               3.01%
Cost of money                                  4.58%           4.48%            2.88%           4.20%               2.54%
Earnings spread                                2.63%           2.78%            2.58%           2.62%               2.53%
Effective net spread                           2.89%           3.05%            2.74%           2.81%               2.66%

(1) Reflects the reclassification of prepayment fees and late payment charges to interest income from non-interest income.
(2) Reflects the inclusion of the average balance in FHLB stock and the related dividend income.

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